UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Financial Institutions, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Craig S. Wittlin, Esq. Harter Secrest & Emery LLP 1600 Bausch & Lomb Place Rochester, NY 14604-2711 (585) 231-1260	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

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Financial Institutions, Inc., a New York corporation (“FISI” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its shareholders in connection with its 2016 Annual Meeting of Shareholders to be held on Friday, June 3, 2016, at 10:00 a.m., local time, at the Company’s corporate headquarters in Warsaw, New York and at any and all adjournments or postponements thereof (the “2016 Annual Meeting”). On April 19, 2016, FISI filed with the SEC its definitive proxy statement and accompanying definitive BLUE proxy card in connection with its solicitation of proxies to be used at the 2016 Annual Meeting.

Press Release Issued by FISI on May 25, 2016

Attached hereto is a press release issued by FISI on May 25, 2016 announcing that, Glass, Lewis & Co., LLC (Glass Lewis), a leading independent third-party proxy advisory firm, has issued a report recommending to its clients that are FISI shareholders that they vote the BLUE proxy card FOR ALL four of FISI’s director nominees – Martin Birmingham, Samuel Gullo, Kim VanGelder and James Wyckoff – standing for election at the 2016 Annual Meeting. The Glass Lewis recommendation follows the recommendation issued last week by Institutional Shareholder Services Inc. (ISS) which also recommended that FISI shareholders vote the BLUE proxy card FOR ALL four of FISI’s director nominees recommended by the FISI Board of Directors. As previously announced, Clover Partners, L.P. (“Clover”) and the other participants in its solicitation have publicly disclosed that they intend to pursue a proxy contest to elect two nominees to the FISI Board of Directors at the 2016 Annual Meeting. FISI strongly urges shareholders to follow the recommendations of both ISS and Glass Lewis and vote only the BLUE proxy card FOR ALL four of FISI’s director nominees recommended by the FISI Board of Directors.

Important Additional Information And Where To Find It

Financial Institutions, Inc. (“FISI”) its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from FISI’s shareholders in connection with the matters to be considered at FISI’s 2016 Annual Meeting of Shareholders. On April 19, 2016, FISI filed a definitive proxy statement and accompanying definitive BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from FISI’s shareholders in connection with the matters to be considered at FISI’s 2016 Annual Meeting of Shareholders. Information regarding the names of FISI’s directors and executive officers and their respective interests in FISI by security holdings or otherwise can be found in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING BLUE PROXY CARD AND OTHER DOCUMENTS FILED BY FINANCIAL INSTITUTIONS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying BLUE proxy card, and other documents filed by FISI with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of FISI’s corporate website at www.fiiwarsaw.com, by writing to FISI’s Corporate Secretary at Financial Institutions, Inc., 220 Liberty Street, Warsaw, New York 14569, or by calling FISI’s Corporate Secretary at (585) 786-1100.

NEWS RELEASE	220 Liberty Street Warsaw, NY 14569

Glass Lewis Joins ISS in Recommending that Shareholders Vote the Blue Proxy Card FOR ALL Four Financial Institutions, Inc.’s (FISI) Director Nominees

Two Leading Proxy Advisory Firms Recognize the Strength of Board’s Strategic Plan in Delivering Value to Shareholders

FISI Urges Shareholders to Follow the Recommendations of Both Glass Lewis and ISS and Vote the BLUE Proxy Card Today!

WARSAW, N.Y., May 25, 2016 – Financial Institutions, Inc. (Nasdaq: FISI), the parent company of Five Star Bank, Scott Danahy Naylon and Courier Capital, today announced that Glass Lewis & Co., LLC (“Glass Lewis”), a leading independent proxy advisory firm, has issued a report recommending that Financial Institutions shareholders vote on the BLUE proxy card FOR ALL four of the Company’s director nominees—Martin Birmingham, Samuel Gullo, Kim VanGelder and James Wyckoff—at the 2016 Annual Meeting of Shareholders to be held on June 3, 2016. Glass Lewis’ clients include institutional investors, mutual funds, pension funds and other fiduciaries. The Glass Lewis recommendation follows the recommendation issued last week by Institutional Shareholder Services (“ISS”) which also recommended that FISI shareholders vote the BLUE proxy card FOR ALL four of the Company’s director nominees.

In its May 24, 2016 report, Glass Lewis stated:

•	“We find that the Company has generally outperformed peers and regional bank indices over the near-and longer-term, including over the one-year, three-year and 10-year periods reviewed in our analysis.”

•	“We find no cause for concern with the Company’s strategic direction, which has been clearly communicated to investors and upon which management appears to be making progress, in our view.”

•	“Given the Company’s generally favorable financial performance and clear strategy, we agree with the incumbent board that pursuing a sale at this juncture, particularly under the duress of a proxy contest, may not be in the best interests of shareholders.”

Commenting on Clover Partners’ nominees, Glass Lewis stated:

•	“[…] we do not believe the Dissident [Clover Partners] has made a compelling case that the incumbent board is deficient in [its financial experience] or that appointing the Dissident Nominees would likely lead to a more favorable outcome for all shareholders, particularly those with a long-term perspective.”

•	“We are concerned that the Dissident’s [Clover Partners] brief holding period and publicly stated interest in selling the Company could deny long-term shareholders the upside potential associated with the Company’s stand-alone strategy.”

Glass Lewis ultimately concluded that:

•	“In conclusion, we do not believe the Dissident [Clover Partners] has made a compelling case that electing its nominees to the board is warranted or in the best interests of all shareholders at this time.”

Commenting on the Glass Lewis report and its recommendation, FISI issued the following statement:

“We are extremely pleased that a second leading independent proxy advisory firm, Glass Lewis, has recommended that shareholders vote FOR ALL four of FISI’s highly-qualified and very experienced director nominees on the BLUE proxy card. We are also pleased that in making its recommendation, Glass Lewis recognized the strength of the Company’s strategic growth plan and superior performance. We are confident that our strategic plan is working and will continue to drive growth and profitability for shareholders. We strongly urge all shareholders to follow the recommendations of both Glass Lewis and ISS and vote TODAY on the BLUE proxy card FOR ALL four of FISI’s director nominees to ensure that FISI is best positioned to continue executing on its successful strategic plan that has delivered total shareholder returns of 66%.”

Shareholders are reminded that, no matter how many or how few shares they own, their vote is extremely important for the future of FISI. FISI is asking that shareholders follow the recommendations of both ISS and Glass Lewis and VOTE TODAY each and every BLUE proxy card they receive for the FISI Board’s four highly-qualified and very experienced nominees: Martin Birmingham, Samuel Gullo, Kim VanGelder and James Wyckoff. Shareholders may also vote by phone or Internet by following the instructions on the BLUE proxy card they have received.

Shareholders are also urged NOT to sign or return any white proxy card or voting instruction form that they may receive from Clover Partners. Even a WITHHOLD vote with respect to Clover Partners’ proposed director nominees on its white proxy card or voting instruction form will cancel any BLUE proxy card or voting instruction form previously given to FISI. Shareholders are also reminded that if they do sign a white proxy card that is sent to them by Clover Partners they have the right to change their vote by voting the BLUE proxy card.

Only the latest dated proxy card or voting instruction form voted will be counted, so shareholders are urged to vote TODAY each and every BLUE proxy card they have received! If you have any questions on how to vote your shares, please call Morrow & Co., LLC at (203) 658-9400 or toll free at 800-662-5200 or by email at votefisi@morrowco.com.

For additional information about the Annual Meeting, shareholders are encouraged to visit www.votefisi.com.

About Financial Institutions, Inc.

Financial Institutions, Inc. provides diversified financial services through its subsidiaries, Five Star Bank, Scott Danahy Naylon and Courier Capital. Five Star Bank provides a wide range of consumer and commercial banking services to individuals, municipalities and businesses through a network of over 50 offices and more than 60 ATMs throughout Western and Central New York State. Scott Danahy Naylon provides a broad range of insurance services to personal and business clients across 44 states. Courier Capital provides customized investment management, investment consulting and retirement plan services to individuals, businesses, institutions, foundations and retirement plans. Financial Institutions, Inc. and its subsidiaries employ approximately 700 individuals. The Company’s stock is listed on the Nasdaq Global Select Market under the symbol FISI and is a member of the NASDAQ OMX ABA Community Bank Index. Additional information is available at the Company’s website: www.fiiwarsaw.com.

Safe Harbor Statement

This press release may contain forward-looking statements as defined by Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbors created by such laws. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. Similarly, statements that describe the objectives, plans or goals of Financial Institutions, Inc. (“FISI”) are forward-looking. Such forward-looking statements include, but are not limited to, statements regarding the anticipated proxy contest by Clover Partners, L.P. and the other participants in its solicitation, FISI’s ability to continue to execute on and implement its strategic growth plan, FISI’s opportunities for continued growth, FISI’s initiatives to improve its financial and operational performance and increase its growth and profitability, FISI’s future stock price and dividend growth, FISI’s future returns to shareholders, FISI’s ability to continue to strengthen its balance sheet and grow its core business, FISI’s ability to continue to strengthen its regulatory compliance procedures, FISI’s ability to continue to profitably grow its commercial lending business, FISI’s ability to enhance its competitive position through diversified income streams, FISI’s ability to leverage its client base to offer its clients additional fee-based products, FISI’s future returns from its existing fee-based platforms and the effect of those platforms on overall shareholder value, FISI’s ability to continue to maintain expense discipline, FISI’s plans to continue to return cash to its shareholders through cash dividends and future increases that may be made thereto, FISI’s actions taken or contemplated to enhance its long-term prospects and create and return value for its shareholders, FISI’s future operational and financial performance, FISI’s future growth and profitability, the effect that the election of FISI’s nominees to the FISI Board will have on FISI’s execution of its long-term plan and long-term shareholder value, and the future effect of FISI’s strategic growth plan on FISI’s growth, profitability and total shareholder returns. Such forward-looking statements are not guarantees of future operational or financial performance and are based on current expectations, estimates, forecasts and projections and management’s current beliefs and assumptions, all of which involve a number of significant risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in FISI’s forward-looking statements. There are a number of important risks and uncertainties that could cause FISI’s actual events or results to differ materially from those indicated or implied by such forward-looking statements, including, but not limited to: FISI’s ability to implement its strategic plan, FISI’s ability to redeploy investment assets into loan assets, whether FISI experiences greater credit losses than expected, whether FISI experiences breaches of its, or third party, information systems, the attitudes and preferences of FISI’s customers, FISI’s ability to successfully integrate and profitably operate SDN and Courier Capital, the competitive environment, fluctuations in the fair value of securities in its investment portfolio, changes in the regulatory environment and FISI’s compliance with regulatory requirements, changes in interest rates, general economic and credit market conditions nationally and regionally, and the actions of activist investors, including the amount of related costs incurred by FISI and the disruption caused to FISI’s business activities by these actions. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in FISI’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and other documents filed with the SEC. Except as required by law, FISI undertakes no obligation to revise these statements, whether to reflect new information or the occurrence of unanticipated events or otherwise, following the date of this press release.

Important Additional Information And Where To Find It

Financial Institutions, Inc. (“FISI”) its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from FISI’s shareholders in connection with the matters to be considered at FISI’s 2016 Annual Meeting of Shareholders. On April 19, 2016, FISI filed a definitive proxy statement and accompanying definitive BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from FISI’s shareholders in connection with the matters to be considered at FISI’s 2016 Annual Meeting of Shareholders. Information regarding the names of FISI’s directors and executive officers and their respective interests in FISI by security holdings or otherwise can be found in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING BLUE PROXY

CARD AND OTHER DOCUMENTS FILED BY FINANCIAL INSTITUTIONS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying BLUE proxy card, and other documents filed by FISI with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of FISI’s corporate website at www.fiiwarsaw.com, by writing to FISI’s Corporate Secretary at Financial Institutions, Inc., 220 Liberty Street, Warsaw, New York 14569, or by calling FISI’s Corporate Secretary at (585) 786-1100.

Disclaimer

Financial Institutions, Inc. has neither sought nor obtained the consent from any third party to use any statements or information contained in this press release that have been obtained or derived from statements made or published by such third parties. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein.

*****

For additional information:
Investors:	News Media:
Kevin B. Klotzbach	Brandonne Rankin
Executive Vice President, Chief Financial Officer & Treasurer	McDougall Communications
Phone: 585.786.1130	Phone: 585.313.3683
Email: KBKlotzbach@five-starbank.com	Email: brankin@mcdougallpr.com

Jordan Darrow
Darrow Associates
Phone: 631.367.1866
Email: jdarrow@darrowir.com